                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 2, 2001
                                                       -------------

                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           MARYLAND                     1-9524                 33-0204126
  -------------------------    ------------------------    -----------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
      OF INCORPORATION)                                    IDENTIFICATION NO.)

         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE
                                  LAST REPORT)

ITEM 2.  DISPOSITION OF ASSETS.

         On April 2, 2001, Burnham Pacific Properties, Inc. (the "Company"), through its subsidiary BPP/Golden State Acquisitions, L.L.C. ("BPP/Golden State"), sold 19 properties located in California known as the Golden State Portfolio to Weingarten GS, Inc. ("Weingarten GS"), an affiliate of Weingarten Realty Investors. The sale was made pursuant to an Agreement for Purchase and Sale dated as of January 16, 2001 by and between BPP/Golden State and Weingarten GS (the "Golden State Agreement"). The properties were sold for gross consideration of approximately $288.5 million, consisting of $145.5 million in cash and $143 million in assumed indebtedness (i.e., the amount of indebtedness relating to the properties that was carried on the Company's books as of April 2, 2001). The sale of the Golden State Portfolio was made in furtherance of the Company's Plan of Complete Liquidation and Dissolution, which was approved by the Company's stockholders at the Company's 2000 Annual Meeting of Stockholders held on December 15, 2000.

         On April 3, 2001, the Company used approximately $126,000,000 of the cash proceeds to redeem all of the Company's preferred equity and used the remainder to reduce outstanding indebtedness.

PROPERTIES SOLD

         The following 19 properties were sold pursuant to the Golden State
Agreement:


                                                          GROSS
                                   CALIFORNIA          LEASABLE AREA
PROPERTY                            LOCATION           IN SQUARE FEET
--------------------------------------------------------------------------------
580 Marketplace                     Castro Valley         101,565
--------------------------------------------------------------------------------
Arcade Square                       Sacramento             76,497
--------------------------------------------------------------------------------
Buena Vista                         Duarte                 90,805
--------------------------------------------------------------------------------
Centerwood Plaza                    Bellflower             70,992
--------------------------------------------------------------------------------
Creekside                           Vacaville             116,229
--------------------------------------------------------------------------------
Discovery Plaza                     Sacramento             93,398
--------------------------------------------------------------------------------
Gateway Plaza                       Fremont               195,092
--------------------------------------------------------------------------------
Hallmark Town Center                Madera                 85,066
--------------------------------------------------------------------------------
Menifee Town Center                 Menifee                79,134
--------------------------------------------------------------------------------
Prospector's Plaza                  Placerville           219,112
--------------------------------------------------------------------------------
Ralphs Center                       Redondo Beach          66,700
--------------------------------------------------------------------------------
San Marcos Plaza                    San Marcos             35,880
--------------------------------------------------------------------------------
Shasta Crossroads                   Redding               121,334
--------------------------------------------------------------------------------
Silver Creek Plaza                  San Jose              134,018
--------------------------------------------------------------------------------
Southhampton                        Benicia               162,390
--------------------------------------------------------------------------------
Stony Point Plaza                   Santa Rosa            198,528
--------------------------------------------------------------------------------
Summerhills Plaza                   Citrus Heights        133,614
--------------------------------------------------------------------------------
Sunset Center                       Suisun City            85,198
--------------------------------------------------------------------------------
Westminster Center                  Westminster           411,417
--------------------------------------------------------------------------------
     Total                                              2,476,969
================================================================================


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               Not applicable.

    (b)  PRO FORMA FINANCIAL INFORMATION.

                        BURNHAM PACIFIC PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The accompanying unaudited pro forma condensed consolidated statement of net assets as of December 31, 2000 (liquidation basis) gives effect to the sale of the Golden State Portfolio as if it had occurred on December 31, 2000.

         The accompanying unaudited pro forma condensed consolidated statements of income (loss) for the period January 1, 2000 to December 15, 2000 (going concern basis) and changes in net assets for the period December 16, 2000 to December 31, 2000 (liquidation basis) is based on the historical statements of income (loss) for the period January 1, 2000 to December 15, 2000 (going concern basis) and changes in net assets for the period December 16, 2000 to December 31, 2000 (liquidation basis), and gives effect to the sale of the Golden State Portfolio as if it had occurred on January 1, 2000.

         The unaudited pro forma condensed consolidated financial statements are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual financial position or results of operations that would have occurred had the transactions and events reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future. These unaudited pro forma consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and all of the financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

BURNHAM PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS DECEMBER 31, 2000
(IN THOUSANDS)

                                                                             SALE OF
                                                                           GOLDEN STATE
                                                    HISTORICAL               PORTFOLIO               PRO-FORMA
                                                    ----------             ------------              ---------
ASSETS
Real Estate Held For Sale                            $743,527              $(287,680) (1)              $455,847
Cash and Cash Equivalents                               5,110                  2,189  (2)                 7,299
Restricted Cash                                         9,004                 (1,965) (2)                 7,039
Receivables-Net                                         8,467                    587  (3)                 9,054
Investments in Unconsolidated Subsidiaries              5,131                      -                      5,131
Other Assets                                            1,993                   (331) (4)                 1,662
                                                    ----------             ----------                  --------
    Total                                             773,232               (287,200)                   486,032
                                                    ==========             ==========                  ========
LIABILITIES
Accounts Payable and Other Liabilities                 21,235                      -                     21,235
Tenant Security Deposits                                2,246                   (839) (4)                 1,407
Note Payable                                          349,237               (143,620) (5)               205,617
Line of Credit Advances                                51,267                (15,000) (5)                36,267
Reserve for Estimated Costs During the
 Period of Liquidation                                 19,116                 (1,500) (6)                17,616
Deferred Gain on Real Estate Assets                    17,347                      -                     17,347
                                                    ----------             ----------                  --------
Total Liabilities                                     460,448               (160,959)                   299,489
                                                    ----------             ----------                  --------

Minority Interest                                      19,837                (10,500) (7)                 9,337
                                                    ----------             ----------                  --------

Mandatorily Redeemable Series 2000-C
Convertible Preferred Stock                           115,500               (115,500) (8)                     -
                                                    ----------             ----------                  --------

NET ASSETS IN LIQUIDATION                            $177,447                  $(241) (9)              $177,206
                                                    ==========             ==========                  ========


See accompanying notes to the unaudited pro forma condensed consolidated financial statements

BURNHAM PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
FOR THE PERIOD JANUARY 1, 2000 TO DECEMBER 15, 2000 (GOING CONCERN BASIS) CHANGES IN NET ASSETS FOR THE PERIOD DECEMBER 16, 2000 TO DECEMBER 31, 2000 (LIQUIDATION BASIS)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                           PERIOD           PERIOD
                                                         1/1/00 TO       12/16/00 TO
                                                         12/15/00          12/31/00                      SALE OF
                                                     (GOING CONCERN     (LIQUIDATION     TOTAL        GOLDEN STATE
                                                           BASIS)           BASIS)       2000           PORTFOLIO        PRO-FORMA
                                                         ---------        ---------    ---------        ---------        ---------
REVENUES
  Rents                                                  $ 114,471        $   4,977    $ 119,448        $ (37,027)(10)   $  82,421
  Fee Income                                                   768               --          768               --              768
  Interest                                                     953               41          994               --              994
                                                         ---------        ---------    ---------        ---------        ---------
    Total Revenues                                         116,192            5,018      121,210          (37,027)          84,183

COSTS AND EXPENSES
  Interest                                                  41,039            1,784       42,823          (11,231)(11)      31,592
  Rental Operating                                          33,872            1,473       35,345           (8,782)(10)      26,563
  Provision for Bad Debt                                     1,753               76        1,829             (459)(10)       1,370
  General and Administrative                                 8,535              371        8,906               --            8,906
  Restructuring Charge                                       1,921               --        1,921               --            1,921
  Litigation                                                 5,465               --        5,465              (79)(10)       5,386
  Costs Associated with Pursuit
    of Strategic Alternatives and
    Plan of Liquidation                                      7,694               --        7,694               --            7,694
  Impairment Write-Off                                      32,330               --       32,330               --           32,330
  Depreciation and Amortization                             24,874               --       24,874           (7,490)(10)      17,384
                                                         ---------        ---------    ---------        ---------        ---------
    Total Costs and Expenses                               157,483            3,704      161,187          (28,041)         133,146
                                                         ---------        ---------    ---------        ---------        ---------

  Income (Loss) from Operations Before
    Income from Unconsolidated Subsidiaries,
    Minority Interest, Gain on Sales of Real
    Estate, and Dividends Paid to Preferred
    Stockholders                                           (41,291)           1,314      (39,977)          (8,986)         (48,963)

  Income from Unconsolidated Subsidiaries                       97                3          100               --              100
  Minority Interest                                         (1,379)            (208)      (1,587)           2,933 (12)       1,346
  Gain on Sales of Real Estate                               6,886               --        6,886               --            6,886
  Dividends Paid to Preferred Stockholders                  (6,667)              --       (6,667)           6,667 (13)          --
                                                         ---------        ---------    ---------        ---------        ---------

  Income (Loss) Available to Common Stockholders         $ (42,354)       $   1,109    $ (41,245)       $     614        $ (40,631)
                                                         =========        =========    =========        =========        =========

Net Assets at December 16, 2000                                           $ 261,566                                      $ 261,566

Adjustment to Liquidation Basis                                             (85,228)                    $    (241)         (85,469)
Income Available to Common Stockholders for the
  Period 12/16/00 to 12/31/00 (Liquidation Basis)                             1,109                                          1,109
                                                                          ---------                     ---------        ---------
Net Assets at December 31, 2000                                           $ 177,447                     $    (241)       $ 177,206
                                                                          =========                     =========        =========


Net Income Per Share - Basic and Diluted                                               $   (1.45)       $    0.02        $   (1.43)
                                                                                       =========        =========        =========
Weighted Ave. No. of Shares - Basic and Diluted                                           32,312           32,312           32,312
                                                                                       =========        =========        =========


See accompanying notes to the unaudited pro forma condensed consolidated financial statements

                        BURNHAM PACIFIC PROPERTIES, INC.

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2000

The unaudited pro forma condensed consolidated statement of net assets as of December 31, 2000 assumes the disposition of the Golden State Portfolio occurred on December 31, 2000 as described in Item 2 of this Form 8-K filing. The pro forma information is based upon the Company's historical statements included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2000 after giving effect to the following adjustments:

(1) Reflects the net realizable value of the real estate of the Golden State Portfolio as of December 31, 2000.

(2) Reflects the net cash proceeds and reclassification of restricted cash in connection with the sale of the Golden State Portfolio.

(3) Represents amounts expected to be collected in connection with the sale of the Golden State Portfolio.

(4) Reflects the carrying amount of certain assets and liabilities for the Golden State Portfolio.

(5) Reflects the assumption of the mortgage debt and repayment of the line of credit in connection with the sale of Golden State Portfolio.

(6) Reflects a liability that was paid out of the proceeds of the sale of the Golden State Portfolio.

(7) Reflects the redemption of all outstanding preferred units of limited partnership interest of Burnham Pacific Operating Partnership, L.P. using proceeds from the Golden State Portfolio sale.

(8) Reflects the redemption of all outstanding shares of Series 2000-C Preferred Stock using proceeds from the Golden State Portfolio.

(9) Reflects the additional adjustment to net realizable value from the sale of the Golden State Portfolio.


UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2000

The Company's unaudited pro forma condensed consolidated statements of income
(loss) and changes in net assets for the year ended December 31, 2000 assumes the disposition of the Golden State Portfolio occurred on January 1, 2000 as described in Item 2 of this Form 8-K filing. The pro forma financial information is based on the historical financial statements included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2000 after giving effect to the following adjustments:

(10) Reflects the actual operating results for revenues and expenses for the year ended December 31, 2000 for the Golden State Portfolio.

(11) Reflects the decrease in interest expense resulting from the assumption of the mortgage debt and the reduction of outstanding indebtedness under the line of credit in connection with the Golden State Portfolio.

(12) Reflects the decrease in minority interest (expense) as a result of the redemption of all the preferred units using the proceeds from the sale of the Golden State Portfolio.

(13) Reflects the elimination of the deduction for dividends paid to the preferred stockholders for the year ending December 31, 2000 as a result of the redemption of all the preferred stock using the proceeds from the sale of the Golden State Portfolio.

    (c)  EXHIBITS.

               10.1 Agreement for Purchase and Sale between BPP/Golden State Acquisitions, L.L.C. and Weingarten GS, Inc. entered into as of January 16, 2001 (incorporated by reference to Exhibit 10.54 to the Company's Form 10-K for the fiscal year end December 31, 2000).

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.


                                         BURNHAM PACIFIC PROPERTIES, INC.


Dated: April 17, 2001                    By:   /s/ Daniel B. Platt
                                              ----------------------------------
                                              Name:  Daniel B. Platt
                                              Title: Chief Financial Officer